PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Benefit Plans [Abstract]
PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our Company sponsors and/or contributes to pension and postretirement health care and life insurance benefit plans covering substantially all U.S. employees. We also sponsor nonqualified, unfunded defined benefit pension plans for certain associates. In addition, our Company and its subsidiaries have various pension plans and other forms of postretirement arrangements outside the United States.
Effective January 1, 2012, the Company elected to change our accounting methodology for determining the market-related value of assets for our U.S. qualified defined benefit pension plans. This change in accounting methodology has been applied retrospectively, and we have adjusted all applicable prior period financial information presented herein as required. Refer to Note 1 for further information related to this change and the impact it had on our consolidated financial statements.
As part of the Company's acquisition of CCE's former North America business during the fourth quarter of 2010, we assumed certain liabilities related to pension and other postretirement benefit plans. Refer to Note 2 for additional information related to this acquisition. These liabilities relate to various pension, retiree medical and defined contribution plans (referred to herein as the "assumed plans"). The assumed plans include participation in multi-employer pension plans in the United States. See discussion of multi-employer plans below.
We refer to the funded defined benefit pension plan in the United States that is not associated with collective bargaining organizations as the "primary U.S. plan." As of December 31, 2012, the primary U.S. plan represented 59 percent and 64 percent of the Company's consolidated projected benefit obligation and pension assets, respectively.
Obligations and Funded Status
The following table sets forth the changes in benefit obligations and the fair value of plan assets for our benefit plans (in millions):

	Pension Benefits		Other Benefits
	2012	2011	2012	2011
Benefit obligation at beginning of year[1]	$8,255	$7,292	$953	$889
Service cost	291	249	34	32
Interest cost	388	391	43	45
Foreign currency exchange rate changes	(7)	30	3	2
Amendments	(3)	(57)	(2)	(12)
Actuarial loss (gain)	1,259	773	115	45
Benefits paid[2]	(420)	(440)	(53)	(63)
Settlements	(35)	(24)	—	—
Curtailments	6	—	—	—
Special termination benefits	1	8	—	3
Other[3]	(42)	33	11	12
Benefit obligation at end of year[1]	$9,693	$8,255	$1,104	$953
Fair value of plan assets at beginning of year	$6,171	$5,497	$185	$187
Actual return on plan assets	822	73	16	(4)
Employer contributions	1,056	1,001	—	—
Foreign currency exchange rate changes	(17)	(1)	—	—
Benefits paid	(366)	(374)	(2)	(1)
Settlements	(34)	(27)	—	—
Other[3]	(48)	2	3	3
Fair value of plan assets at end of year	$7,584	$6,171	$202	$185
Net liability recognized	$(2,109)	$(2,084)	$(902)	$(768)

[1]
For pension benefit plans, the benefit obligation is the projected benefit obligation. For other benefit plans, the benefit obligation is the accumulated postretirement benefit obligation. The accumulated benefit obligation for our pension plans was $9,345 million and $7,958 million as of December 31, 2012 and 2011, respectively.

[2]
Benefits paid to pension plan participants during 2012 and 2011 included $54 million and $66 million, respectively, in payments related to unfunded pension plans that were paid from Company assets. Benefits paid to participants of other benefit plans during 2012 and 2011 included $51 million and $62 million, respectively, that were paid from Company assets.

[3]
In 2012, primarily relates to the transfer of assets and liabilities associated with the Company's consolidated Philippine bottling operations to assets held for sale and liabilities held for sale as of December 31, 2012. Refer to Note 2 for additional information.

Pension and other benefit amounts recognized in our consolidated balance sheets are as follows (in millions):

	Pension Benefits		Other Benefits
December 31,	2012	2011	2012	2011
Noncurrent asset	$395	$468	$—	$—
Current liability	(73)	(68)	(21)	(21)
Long-term liability	(2,431)	(2,484)	(881)	(747)
Net liability recognized	$(2,109)	$(2,084)	$(902)	$(768)

Effective January 1, 2010, the Company's existing primary U.S. plan was transitioned from a traditional final average pay formula to a cash balance formula. In general, employees may receive credits based on age, service, pay and interest under the new method. The pension plan acquired by the Company in connection with our acquisition of CCE's former North America business transitioned to a cash balance formula in 2011.
Certain of our pension plans have projected benefit obligations in excess of the fair value of plan assets. For these plans, the projected benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2012	2011
Projected benefit obligation	$9,161	$7,591
Fair value of plan assets	6,659	5,048

Certain of our pension plans have accumulated benefit obligations in excess of the fair value of plan assets. For these plans, the accumulated benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2012	2011
Accumulated benefit obligation	$8,736	$7,277
Fair value of plan assets	6,546	4,998

Pension Plan Assets
The following table presents total assets for our U.S. and non-U.S. pension plans (in millions):

	U.S. Plans		Non-U.S. Plans
December 31,	2012	2011	2012	2011
Cash and cash equivalents	$299	$104	$87	$123
Equity securities:
U.S.-based companies	1,844	1,362	37	33
International-based companies	324	630	640	323
Fixed-income securities:
Government bonds	399	358	163	415
Corporate bonds and debt securities	856	669	126	49
Mutual, pooled and commingled funds[1]	1,057	323	453	406
Hedge funds/limited partnerships	496	458	29	31
Real estate	248	256	9	14
Other	26	114	491	503
Total pension plan assets[2]	$5,549	$4,274	$2,035	$1,897

[1]
Mutual, pooled and commingled funds include investments in equity securities, fixed-income securities and combinations of both. There are a significant number of mutual, pooled and commingled funds from which investors can choose. The selection of the type of fund is dictated by the specific investment objectives and needs of a given plan. These objectives and needs vary greatly between plans.

[2]
Fair value disclosures related to our pension assets are included in Note 16. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy on which the fair value measurements in their entirety fall; a reconciliation of the beginning and ending balances of Level 3 assets; and information about the valuation techniques and inputs used to measure the fair value of our pension and other postretirement assets.

Investment Strategy for U.S. Pension Plans
The Company utilizes the services of investment managers to actively manage the pension assets of our U.S. plans. We have established asset allocation targets and investment guidelines with each investment manager. Our asset allocation targets promote optimal expected return and volatility characteristics given the long-term time horizon for fulfilling the obligations of the plan. Selection of the targeted asset allocation for U.S. plan assets was based upon a review of the expected return and risk characteristics of each asset class, as well as the correlation of returns among asset classes. During 2012, the Company revised asset allocation targets and restructured the investment manager composition to further diversify investment risk and reduce volatility while maintaining long-term return objectives. Our revised target allocation is a mix of approximately 42 percent equity investments, 30 percent fixed-income investments and 28 percent alternative investments. As of December 31, 2012, the transition to the new asset allocation targets was not complete, but we anticipate this transition being completed during the first quarter of 2013. We believe this target allocation will enable us to achieve the following long-term investment objectives:

(1)	optimize the long-term return on plan assets at an acceptable level of risk;

(2)	maintain a broad diversification across asset classes and among investment managers;

(3)	maintain careful control of the risk level within each asset class; and

(4)	focus on a long-term return objective.
The guidelines that have been established with each investment manager provide parameters within which the investment managers agree to operate, including criteria that determine eligible and ineligible securities, diversification requirements and credit quality standards, where applicable. Unless exceptions have been approved, investment managers are prohibited from buying or selling commodities, futures or option contracts, as well as from short selling of securities. Additionally, investment managers agree to obtain written approval for deviations from stated investment style or guidelines. As of December 31, 2012, no investment manager was responsible for more than 10 percent of total U.S. plan assets.
Our target allocation of 42 percent equity investments is composed of approximately 60 percent in global equities, 16 percent in emerging market equities and 24 percent in domestic small- and mid-cap equities. Optimal returns through our investments in global equities are achieved through security selection as well as country and sector diversification. Investments in the common stock of our Company accounted for approximately 5 percent of our global equities allocation and approximately 2 percent of total U.S. plan assets. Our investments in global equities are intended to provide diversified exposure to both U.S. and non-U.S. equity markets. Our investments in both emerging market equities and domestic small- and mid-cap equities are expected to experience larger swings in their market value on a periodic basis. Our investments in these asset classes are selected based on capital appreciation potential.
Our target allocation of 30 percent fixed-income investments is composed of 33 percent long-duration bonds and 67 percent with multi-strategy alternative credit managers. Long-duration bonds provide a stable rate of return through investments in high-quality publicly traded debt securities. Our investments in long-duration bonds are diversified in order to mitigate duration and credit exposure. Multi-strategy alternative credit managers invest in a combination of high-yield bonds, bank loans, structured credit and emerging market debt. These investments are in lower-rated and non-rated debt securities, which generally produce higher returns compared to long-duration bonds and also help to diversify our overall fixed-income portfolio.
In addition to investments in equity securities and fixed-income investments, we have a target allocation of 28 percent in alternative investments. These alternative investments include hedge funds, reinsurance, private equity limited partnerships, leveraged buyout funds, international venture capital partnerships and real estate. The objective of investing in alternative investments is to provide a higher rate of return than that available from publicly traded equity securities. These investments are inherently illiquid and require a long-term perspective in evaluating investment performance.
Investment Strategy for Non-U.S. Pension Plans
As of December 31, 2012, the long-term target allocation for 45 percent of our international subsidiaries' plan assets, primarily certain of our European plans, is 56 percent equity securities and 44 percent fixed-income securities. The actual allocation for the remaining 55 percent of the Company's international subsidiaries' plan assets consisted of 38 percent mutual, pooled and commingled funds; 16 percent equity securities; 15 percent fixed-income securities; and 31 percent other investments. The investment strategies of our international subsidiaries differ greatly, and in some instances are influenced by local law. None of our pension plans outside the United States is individually significant for separate disclosure.
Other Postretirement Benefit Plan Assets
Plan assets associated with other benefits primarily represent funding of the U.S. postretirement benefit plan through a U.S. Voluntary Employee Beneficiary Association ("VEBA"), a tax-qualified trust. The VEBA assets remain segregated from the primary U.S. pension master trust and are primarily invested in liquid assets due to the level of expected future benefit payments.
The following table presents total assets for our other postretirement benefit plans (in millions):

December 31,	2012	2011
Cash and cash equivalents	$13	$86
Equity securities:
U.S.-based companies	81	70
International-based companies	4	13
Fixed-income securities:
Government bonds	78	2
Corporate bonds and debt securities	5	6
Mutual, pooled and commingled funds	16	3
Hedge funds/limited partnerships	3	2
Real estate	2	2
Other	—	1
Total other postretirement benefit plan assets[1]	$202	$185

[1]
Fair value disclosures related to our other postretirement benefit plan assets are included in Note 16. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy on which the fair value measurements in their entirety fall; a reconciliation of the beginning and ending balances of Level 3 assets; and information about the valuation techniques and inputs used to measure the fair value of our pension and other postretirement assets.

Components of Net Periodic Benefit Cost
Net periodic benefit cost for our pension and other postretirement benefit plans consisted of the following (in millions):

	Pension Benefits			Other Benefits
Year Ended December 31,	2012	2011	2010	2012	2011	2010
		As Adjusted
Service cost	$291	$249	$143	$34	$32	$24
Interest cost	388	391	260	43	45	30
Expected return on plan assets	(573)	(508)	(285)	(8)	(8)	(8)
Amortization of prior service cost (credit)	(2)	5	5	(52)	(61)	(61)
Amortization of actuarial loss	137	82	83	6	2	3
Net periodic benefit cost (credit)	$241	$219	$206	$23	$10	$(12)
Settlement charge	3	3	6	—	—	—
Curtailment charge	6	—	—	—	—	—
Special termination benefits[1]	1	8	—	—	3	1
Total cost (credit) recognized in the statements of income	$251	$230	$212	$23	$13	$(11)

[1]
The special termination benefits primarily relate to the Company's productivity, restructuring and integration initiatives. Refer to Note 18 for additional information related to our productivity, restructuring and integration initiatives.

The following table sets forth the changes in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits		Other Benefits
December 31,	2012	2011	2012	2011
		As Adjusted
Beginning balance in AOCI	$(2,169)	$(1,101)	$(34)	$72
Recognized prior service cost (credit)	(2)	5	(52)	(61)
Recognized net actuarial loss (gain)	140	85	6	2
Prior service credit (cost) arising in current year	3	57	2	12
Net actuarial (loss) gain arising in current year	(1,009)	(1,208)	(107)	(57)
Foreign currency translation gain (loss)	5	(7)	(1)	(2)
Ending balance in AOCI	$(3,032)	$(2,169)	$(186)	$(34)

The following table sets forth amounts in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits		Other Benefits
December 31,	2012	2011	2012	2011
		As Adjusted
Prior service credit (cost)	$16	$14	$23	$73
Net actuarial loss	(3,048)	(2,183)	(209)	(107)
Ending balance in AOCI	$(3,032)	$(2,169)	$(186)	$(34)

Amounts in AOCI expected to be recognized as components of net periodic pension cost in 2013 are as follows (in millions, pretax):

	Pension Benefits	Other Benefits
Amortization of prior service cost (credit)	$(3)	$(10)
Amortization of actuarial loss	238	11
	$235	$1

Assumptions
Certain weighted-average assumptions used in computing the benefit obligations are as follows:

	Pension Benefits		Other Benefits
December 31,	2012	2011	2012	2011
Discount rate	4.00%	4.75%	4.00%	4.75%
Rate of increase in compensation levels	3.50%	3.25%	N/A	N/A
Certain weighted-average assumptions used in computing net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
December 31,	2012	2011	2010	2012	2011	2010
Discount rate	4.75%	5.50%	5.75%	4.75%	5.25%	5.50%
Rate of increase in compensation levels	3.25%	4.00%	3.75%	N/A	N/A	N/A
Expected long-term rate of return on plan assets	8.25%	8.25%	8.00%	4.75%	4.75%	4.75%

The expected long-term rate of return assumption for U.S. pension plan assets is based upon the target asset allocation and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class, as well as correlations among asset classes. We evaluate the rate of return assumption on an annual basis. The expected long-term rate of return assumption used in computing 2012 net periodic pension cost for the U.S. plans was 8.5 percent. As of December 31, 2012, the 10-year annualized return on plan assets in the primary U.S. plan was 8.4 percent, the 15-year annualized return was 6.1 percent, and the annualized return since inception was 11.0 percent.
The assumed health care cost trend rates are as follows:

December 31,	2012	2011
Health care cost trend rate assumed for next year	8.00%	8.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2018

The Company's U.S. postretirement benefit plans are primarily defined dollar benefit plans that limit the effects of medical inflation because the plans have established dollar limits for determining our contributions. As a result, the effect of a 1 percentage point change in the assumed health care cost trend rate would not be significant to the Company.
The discount rate assumptions used to account for pension and other postretirement benefit plans reflect the rates at which the benefit obligations could be effectively settled. Rates for each of our U.S. plans at December 31, 2012, were determined using a cash flow matching technique whereby the rates of a yield curve, developed from high-quality debt securities, were applied to the benefit obligations to determine the appropriate discount rate. For our non-U.S. plans, we base the discount rate on comparable indices within each of the countries. The rate of compensation increase assumption is determined by the Company based upon annual reviews. We review external data and our own historical trends for health care costs to determine the health care cost trend rate assumptions.
Cash Flows
Our estimated future benefit payments for funded and unfunded plans are as follows (in millions):

Year Ended December 31,	2013	2014	2015	2016	2017	2018-2022
Pension benefit payments	$452	$473	$493	$510	$542	$2,929
Other benefit payments[1]	58	61	64	65	66	352
Total estimated benefit payments	$510	$534	$557	$575	$608	$3,281

[1]
The expected benefit payments for our other postretirement benefit plans are net of estimated federal subsidies expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Federal subsidies are estimated to be approximately $18 million for the period 2013–2017, and $22 million for the period 2018–2022.

On March 23, 2010, the Patient Protection and Affordable Care Act (HR 3590) (the "Act") was signed into law. As a result of this legislation, entities are no longer eligible to receive a tax deduction for the portion of prescription drug expenses reimbursed under the Medicare Part D subsidy. This change resulted in a reduction of our deferred tax assets and a corresponding charge to income tax expense of $14 million during the first quarter of 2010.
The Company anticipates making pension contributions in 2013 of approximately $640 million, of which approximately $359 million will be allocated to our primary U.S. plan. The majority of these contributions are discretionary.
Defined Contribution Plans
Our Company sponsors qualified defined contribution plans covering substantially all U.S. employees. Under the largest U.S. defined contribution plan, we match participants' contributions up to a maximum of 3.5 percent of compensation, subject to certain limitations. Company costs related to the U.S. plans were $93 million, $78 million and $44 million in 2012, 2011 and 2010, respectively. We also sponsor defined contribution plans in certain locations outside the United States. Company costs associated with those plans were $29 million, $31 million and $35 million in 2012, 2011 and 2010, respectively.
Multi-Employer Plans
As a result of our acquisition of CCE's former North America business during the fourth quarter of 2010, the Company now participates in various multi-employer pension plans in the United States. Multi-employer pension plans are designed to cover employees from multiple employers and are typically established under collective bargaining agreements. These plans allow multiple employers to pool their pension resources and realize efficiencies associated with the daily administration of the plan.
Multi-employer plans are generally governed by a board of trustees composed of management and labor representatives and are funded through employer contributions.
The Company's expense for U.S. multi-employer pension plans totaled $31 million and $69 million in 2012 and 2011, respectively. In 2011, the Company's expense for U.S. multi-employer pension plans included charges of $32 million related to the withdrawal from certain of these plans in connection with the Company's integration initiatives in North America. Refer to Note 18 for additional information related to these initiatives. The plans we currently participate in have contractual arrangements that extend into 2017. If, in the future, we choose to withdraw from any of the multi-employer pension plans in which we currently participate, we would need to record the appropriate withdrawal liabilities at that time.